Exhibit 99.2

Blade Completes Sale of Passenger Business and Planned Name Change to Strata Critical Medical, Begins Trading Under Ticker Symbol SRTA

NEW YORK — (August 29, 2025) — Strata Critical Medical, Inc. (Nasdaq: SRTA, "Strata" or the "Company"), formerly known as Blade Air Mobility, Inc. (Nasdaq: BLDE), today announced the successful closing of the previously announced divestiture of the Company's Passenger business to Joby Aviation, Inc. (NYSE: JOBY). Joby has elected to pay the up-front consideration in stock. The Company may receive up to an additional $35.0 million in consideration based on maintaining certain employee retention and financial performance targets during the 18 and 12 months, respectively, following today’s closing, as well as the release of up to $10.0 million in indemnity holdbacks, payable in cash or stock at Joby’s election.

The Company's re-branding to Strata Critical Medical is now complete and Strata will begin trading under the ticker symbol SRTA today.

"Our re-branding as Strata Critical Medical reflects the Company's now 100% focus on the rapidly growing, contractual, and macro-non-correlated marketplaces for organ logistics and other medical services,” said Melissa Tomkiel, Co-CEO and General Counsel. “We’ve built the industry-leading organ transplant logistics and services platform, delivering rapid response times and cost efficiency while benefiting from the redundancy and unmatched scale of our coast-to-coast asset-light aircraft network.”

"Strata’s experience and track record providing mission-critical logistics to the organ transplant community provides the foundation for our growth plan in medical services and logistics more broadly," said Co-CEO and CFO Will Heyburn. "Our “one-call” logistics solution, where we procure a variety of additional services from third-parties on behalf of our customers, gives us a unique vantage point into a multitude of growth opportunities, which we will continue to pursue through organic growth, strategic partnerships and acquisitions, for which we are very well funded."

Financial Outlook

As previously disclosed, we are updating our 2025 financial guidance to reflect the Passenger business divestiture throughout all periods in 2025. Beginning with our Q3 2025 earnings report, the Passenger business will be reported in discontinued operations.

For the full year 2025:

•	Revenue of $160-170 million

•	Double-digit Adjusted EBITDA(1)

Adjusted unallocated corporate expenses and software development costs are expected to decrease to a quarterly run rate of approximately $3.5 million in Q4 2025.

(1) We have not reconciled the forward-looking Adjusted EBITDA guidance included above to the most directly comparable GAAP measure because this cannot be done without unreasonable effort due to the variability and low visibility with respect to certain costs, the most significant of which are incentive compensation (including stock-based compensation), transaction-related expenses, certain fair value measurements, which are potential adjustments to future earnings. We expect the variability of these items to have a potentially unpredictable, and a potentially significant, impact on our future GAAP financial results.

Investor Day

Strata is planning an investor day to take place this fall. We will provide more information about this event over the coming weeks.

About Strata Critical Medical

Strata Critical Medical provides time critical logistics solutions and specialized medical services to healthcare providers across the United States, strategically expanding its portfolio of services through acquisition and organic growth. Strata’s subsidiary, Trinity Medical Solutions, is an industry leader in air and ground transportation of human organs for transplant, leveraging Strata’s asset-light platform to reliably and efficiently deliver logistics solutions to its customers across the United States.

For more information, visit www.stratacritical.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and may be identified by the use of words such as "will", “anticipate”, “believe”, “could”, “continue”, “expect", “estimate”, “may”, “plan”, “outlook”, “future”, "target", and “project” and other similar expressions and the negatives of those terms. These statements, which involve risks and uncertainties, relate to the sale of the Company’s Passenger business, analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to Strata’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the impact and anticipated benefits of the sale of the Passenger business (including the receipt of any contingent consideration), the impact of such divestiture on Strata’s financial performance and liquidity outlook, the timing when such transaction may be completed, if at all, Strata’s future plans and business strategies, financial and operating performance (including the discussion of financial and liquidity outlook and guidance for 2025 and beyond), the composition and performance of its fleet, results of operations, industry environment and growth opportunities and new product lines and partnerships. These statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Strata’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include:; unexpected costs, charges, or expenses resulting from the recently completed divestiture; any failure to realize the anticipated efficiencies and benefits of such transaction; fluctuations in the value of any equity issued to Strata in the transaction; our continued incurrence of significant losses; failure of the markets for our offerings to grow as expected, or at all; ; our ability to successfully enter new markets and launch new routes and services; any adverse publicity stemming from accidents involving small aircraft, helicopters or charter flights and, in particular, any accidents involving our third-party operators; the impact of the recently completed sale of the Passenger business, any change to the ownership of our aircraft and the challenges related thereto; the effects of competition; harm to our reputation and brand; our ability to provide high-quality customer support; our ability to maintain a high daily aircraft usage rate; changes in economic conditions; impact of natural disasters, outbreaks and pandemics, economic, social, weather, geopolitical, growth constraints, and regulatory conditions or other circumstances on metropolitan areas and airports where we have geographic concentration; the effects of climate change, including potential increased impacts of severe weather and regulatory activity; the availability of aircraft fuel; our ability to address system failures, defects, errors, or vulnerabilities in our website, applications, backend systems or other technology systems or those of third-party technology providers; interruptions or security breaches of our information technology systems; our placements within mobile applications; our ability to protect our intellectual property rights; our use of open source software; our ability to expand and maintain our infrastructure network; our ability to access additional funding; our ability to identify, complete and successfully integrate future acquisitions; our ability to manage our growth; increases in insurance costs or reductions in insurance coverage; the loss of key members of our management team; our ability to maintain our company culture; our reliance on contractual relationships with certain transplant centers and Organ Procurement Organizations; effects of fluctuating financial results; our reliance on third-party operators; the availability of third-party operators; disruptions to third-party operators; increases in insurance costs or reductions in insurance coverage for our third-party aircraft operators; the possibility that our third-party aircraft operators may illegally, improperly or otherwise inappropriately operate our branded aircraft; our reliance on third-party web service providers; changes in our regulatory environment; risks and impact of any litigation we may be subject to; regulatory obstacles in local governments; the expansion of domestic and foreign privacy and security laws; the expansion of environmental regulations; our ability to remediate any material weaknesses or maintain internal controls over financial reporting; our ability to maintain effective internal controls and disclosure controls; changes in the fair value of our warrants; and other factors beyond our control. Additional factors can be found in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, each as filed with the U.S. Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Strata undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

Contacts

Mathew Schneider
investors@srta.com

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